Prepayments and Other Current Assets	12 Months Ended
Dec. 31, 2021
Prepayments and Other Current Assets
Prepayments and Other Current Assets
6.	Prepayments and Other Current Assets

The following is a summary of prepayments and other current assets (in thousands):

	December 31,	December 31,
	2020	2021
	RMB	RMB
Guarantee payment made to Blizzard - royalty fees	334,760	319,210
Prepayment for royalties, revenue sharing cost	2,371,822	2,635,766
Receivable due from Alibaba	1,360,279	837,148
Interest and other operating income receivable	682,328	676,714
Prepayments of content and marketing cost and other operational expenses	545,943	826,220
Prepayment for sales tax and deductible value added tax	477,103	483,397
Bridge loans in connection with ongoing investments	6,469	41,835
Deposits	62,786	86,621
Employee advances	74,325	67,848
Advance to suppliers	60,444	134,712
Others	100,284	126,386
	6,076,543	6,235,857

In accordance with the license agreements of World of Warcraft®, the StarCraft® II series, Hearthstone®, Heroes of the Storm®, Diablo® III and Overwatch®, the Group made certain guarantee payments to Blizzard on behalf of Shanghai EaseNet for the minimum guaranteed royalties as of December 31, 2020 and 2021. The guarantee amounts will be released to the Group when actual royalties are paid by Shanghai EaseNet to Blizzard.

As of December 31, 2020 and 2021, prepayments for royalties and revenue sharing cost mainly represented prepaid royalties or revenue sharing cost related to operations of licensed PC and mobile games.

Balance of receivable from Alibaba represents receivable for disposal of Kaola which was expected to receive in one year.

The amount of employee advances listed above included staff housing loan balances of RMB37.2 million and RMB29.2 million repayable within 12 months from December 31, 2020 and 2021, respectively (see Note 12). No advances were made directly or indirectly to the Group’s executive officers for their personal benefit for the years ended December 31, 2020 and 2021.